                                                                    Exhibit 99.2

Global Structured Finance                                          2,357 records
                                                            Balance: 369,982,841

                                 ABFC 2003-AHL1
                                     STRATS

================================================================================

         -----------------------------------------------------------------
         FICO SCORES        Percent of Balance     Total Principal Balance
         -----------------------------------------------------------------
         491. - 500.              0.25%                    $941,061.07
         501. - 510.              1.24                    4,570,032.93
         511. - 520.              1.16                    4,280,562.72
         521. - 530.              2.20                    8,127,274.04
         531. - 540.              2.02                    7,451,182.79
         541. - 550.              2.84                   10,485,386.19
         551. - 560.              2.82                   10,432,591.41
         561. - 570.              3.54                   13,074,527.00
         571. - 580.              3.02                   11,174,672.85
         581. - 590.              3.43                   12,681,017.95
         591. - 600.              4.06                   15,001,083.40
         601. - 610.              6.32                   23,381,391.32
         611. - 620.              6.42                   23,738,405.97
         621. - 630.              8.19                   30,298,019.99
         631. - 640.              8.58                   31,727,321.44
         641. - 650.              8.31                   30,731,373.32
         651. - 660.              6.69                   24,736,823.92
         661. - 670.              5.45                   20,161,814.39
         671. - 680.              5.56                   20,549,566.69
         681. - 690.              4.67                   17,283,638.56
         691. - 700.              3.30                   12,191,130.59
         701. - 710.              2.34                    8,639,568.10
         711. - 720.              2.12                    7,850,871.82
         721. - 730.              1.55                    5,721,678.27
         731. - 740.              1.02                    3,754,792.02
         741. - 750.              1.00                    3,697,447.20
         751. - 760.              0.56                    2,067,528.83
         761. - 770.              0.45                    1,648,673.15
         771. - 780.              0.26                      974,348.50
         781. - 790.              0.34                    1,243,468.27
         791. - 800.              0.23                      845,127.73
         801. >=                   0.08                      299,955.80
         -----------------------------------------------------------------
         Total:                 100.00%                $369,762,338.23
         -----------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================
BANC OF AMERICA SECURITIES LLC          Apr 24, 2003 17:43           Page 1 of 1

Global Structured Finance                                            949 records
                                                            Balance: 134,310,090

                                 ABFC 2003-AHL1
                               STRATS - FRM LOANS

================================================================================

--------------------------------------------------------------------------------
                                     W.A.                                  W.A.
                                     FICO               W.A.    W.A.   Combined
Documentation  Percent of Balance   Score  Principal Balance    Rate        LTV
--------------------------------------------------------------------------------
Alt2                         0.36%    618      $244,527.9884    7.121%    71.30%
Full                        71.97     628       134,724.5578    7.517     82.89
Limited                      0.30     630       135,978.9332    8.012     78.10
Stated                      27.37     659       161,810.7246    7.602     77.89
--------------------------------------------------------------------------------
Total:                     100.00%    637      $141,438.9201    7.540%    81.47%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     W.A.                                  W.A.
                                     FICO               W.A.     W.A.  Combined
FICO           Percent of Balance   Score  Principal Balance     Rate       LTV
--------------------------------------------------------------------------------
501 - 520                    0.88%    510       $97,876.8379    8.625%    77.67%
521 - 540                    2.94     531       112,852.4833    8.328     78.97
541 - 560                    4.24     551       111,627.4738    8.311     78.64
561 - 580                    4.91     570       111,661.7021    8.101     78.29
581 - 600                    9.02     592       155,174.6869    7.968     81.69
601 - 620                   14.95     610       135,594.9570    7.838     83.60
621 - 640                   18.58     632       141,701.0158    7.620     85.16
641 - 660                   14.56     650       144,740.0872    7.181     81.48
661 - 680                   11.79     670       159,800.1850    7.292     80.83
681 - 700                    6.95     689       152,947.6809    6.966     76.37
701 - 720                    5.29     711       169,126.0187    6.919     81.61
721 - 740                    3.04     728       156,855.6860    7.170     80.98
741 - 760                    1.27     748       131,355.7161    6.841     76.06
761 - 780                    0.57     771       109,203.8066    6.492     78.60
781 - 800                    0.85     789       191,093.3162    6.553     65.41
801 - 820                    0.16     806       218,986.5700    6.375     90.00
--------------------------------------------------------------------------------
Total:                     100.00%    637      $141,438.9201    7.540%    81.47%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================
BANC OF AMERICA SECURITIES LLC          Apr 23, 2003 16:20           Page 1 of 2

Global Structured Finance                                            949 records
                                                            Balance: 134,310,090

                                 ABFC 2003-AHL1
                               STRATS - FRM LOANS

================================================================================

--------------------------------------------------------------------------------
                                      W.A.                                 W.A.
                                      FICO                W.A.    W.A. Combined
Original LTV     Percent of Balance  Score   Principal Balance    Rate      LTV
--------------------------------------------------------------------------------
10.001 - 15.000                0.04%   622        $55,847.2900   6.500%   10.18%
20.001 - 25.000                0.10    668         63,943.3900   6.919    23.79
30.001 - 35.000                0.11    639         76,339.3400   7.853    32.84
35.001 - 40.000                0.90    684        121,447.7319   6.786    37.98
40.001 - 45.000                0.65    623         96,588.6929   7.041    42.23
45.001 - 50.000                0.44    634        117,853.4604   7.449    48.32
50.001 - 55.000                0.91    615        110,936.1564   7.136    53.77
55.001 - 60.000                1.39    637        103,662.2107   7.121    57.74
60.001 - 65.000                2.67    641        119,576.2128   7.159    62.93
65.001 - 70.000                4.51    632        134,490.5802   7.428    68.24
70.001 - 75.000                7.18    635        160,627.1825   7.328    73.96
75.001 - 80.000               35.00    644        148,211.6759   7.450    79.46
80.001 - 85.000               16.59    626        153,572.0563   7.658    84.25
85.001 - 90.000               16.09    631        141,114.0054   7.646    89.45
90.001 - 95.000                5.89    646        138,624.7903   7.600    93.93
95.001 - 100.000               7.53    630        120,354.3257   8.105    99.63
--------------------------------------------------------------------------------
Total:                       100.00%   637       $141,438.9201   7.540%   81.47%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      W.A.                                 W.A.
Documentation                         FICO                W.A.    W.A. Combined
(LTV>85%)        Percent of Balance  Score   Principal Balance    Rate      LTV
--------------------------------------------------------------------------------
Full                          93.30%   632       $133,871.8289   7.726%   93.20%
Limited                        0.45    674        177,697.0863   7.800    90.00
Stated                         6.25    656        145,617.4922   8.167    89.38
--------------------------------------------------------------------------------
Total:                       100.00%   634       $134,700.0654   7.754%   92.94%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================
BANC OF AMERICA SECURITIES LLC          Apr 23, 2003 16:20           Page 2 of 2

Global Structured Finance                                          1,408 records
                                                            Balance: 235,672,751

                                 ABFC 2003-AHL1
                               STRATS - ARM LOANS

================================================================================

--------------------------------------------------------------------------------
                                  W.A.                                     W.A.
                                  FICO              W.A.   W.A.   W.A. Combined
Documentation Percent of Balance Score Principal Balance   Rate Margin      LTV
--------------------------------------------------------------------------------
Alt2                        0.25%  626     $289,630.2900  7.765% 6.592%   90.00%
Full                       57.77   607      156,577.6584  7.688  6.390    82.34
Limited                     0.80   615      267,582.6159  7.465  6.346    81.80
Stated                     41.19   658      183,053.7340  7.503  6.205    79.21
--------------------------------------------------------------------------------
Total:                    100.00%  628     $167,284.6612  7.610% 6.314%   81.07%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               W.A.                                        W.A.
                               FICO               W.A.    W.A.    W.A. Combined
FICO       Percent of Balance Score  Principal Balance    Rate  Margin      LTV
--------------------------------------------------------------------------------
481 - 500                0.40%  499      $188,212.2135   8.773%  7.544%   71.55%
501 - 520                3.26   510       139,564.9744   8.505   7.196    76.27
521 - 540                4.94   530       149,084.8707   8.562   7.229    78.56
541 - 560                6.46   550       152,249.7644   8.321   7.013    80.53
561 - 580                7.50   570       163,529.2540   8.165   6.815    79.11
581 - 600                6.61   591       157,358.3412   7.928   6.600    81.59
601 - 620               11.49   611       169,073.3978   7.795   6.489    82.86
621 - 640               15.75   630       166,304.7652   7.412   6.126    82.68
641 - 660               15.25   650       175,259.9292   7.256   5.995    80.97
661 - 680               10.57   671       174,064.0753   7.170   5.909    81.11
681 - 700                8.55   690       188,270.6600   7.162   5.859    81.43
701 - 720                3.99   710       164,686.7917   7.149   5.916    81.24
721 - 740                2.29   729       192,793.6590   7.173   5.848    80.32
741 - 760                1.72   750       176,406.5963   7.165   5.840    80.46
761 - 780                0.79   768       154,882.9170   7.300   5.892    84.14
781 - 800                0.40   791       235,509.0256   7.097   5.678    74.65
801 - 820                0.03   807        80,969.2289   7.250   6.250    95.56
--------------------------------------------------------------------------------
Total:                 100.00%  628      $167,284.6612   7.610%  6.314%   81.07%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================
BANC OF AMERICA SECURITIES LLC           Apr 23, 2003 16:20          Page 1 of 2

Global Structured Finance                                          1,408 records
                                                            Balance: 235,672,751
                                 ABFC 2003-AHL1
                               STRATS - ARM LOANS
================================================================================

--------------------------------------------------------------------------------------------
                                       W.A.                                           W.A.
                                       FICO                W.A.   W.A.      W.A.  Combined
Original LTV     Percent of Balance    Score  Principal Balance   Rate    Margin       LTV
--------------------------------------------------------------------------------------------
20.001 - 25.000                0.02%   604         $36,925.0045  8.000%    7.000%    21.14%
25.001 - 30.000                0.03    613          63,394.9381  8.990     7.490     25.40
30.001 - 35.000                0.06    649         150,382.5900  7.075     5.580     33.88
35.001 - 40.000                0.34    602         116,059.6561  7.648     6.239     38.12
40.001 - 45.000                0.26    594         101,562.6456  7.469     6.063     42.99
45.001 - 50.000                0.68    597         114,635.9432  8.062     6.608     46.70
50.001 - 55.000                0.52    569         151,630.5729  7.746     6.366     53.09
55.001 - 60.000                0.63    575         135,379.3290  7.818     6.355     58.81
60.001 - 65.000                1.71    582         161,157.2972  7.913     6.582     63.81
65.001 - 70.000                3.25    608         182,169.0472  7.611     6.259     67.83
70.001 - 75.000                8.56    592         172,318.8350  7.919     6.644     74.06
75.001 - 80.000               50.34    649         172,584.1183  7.387     6.089     79.80
80.001 - 85.000               12.59    600         164,725.1546  7.907     6.618     84.43
85.001 - 90.000               14.09    614         172,816.4134  7.886     6.605     89.59
90.001 - 95.000                2.60    648         161,421.5305  7.460     6.130     94.32
95.001 - 100.000               4.32    629         130,580.3061  7.690     6.452     99.90
--------------------------------------------------------------------------------------------
Total:                       100.00%   628        $167,284.6612  7.610%    6.314%    81.07%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                   W.A.                                            W.A.
                                                   FICO                W.A.   W.A.       W.A.  Combined
Documentation (LTV > 85%)   Percent of Balance    Score   Principal Balance   Rate     Margin       LTV
--------------------------------------------------------------------------------------------------------
Alt2                                      1.17%     626       $289,630.2900   7.765%    6.592%    90.00%
Full                                     80.79      614        151,489.8356   7.752     6.470     92.91
Limited                                   0.92      610        452,951.5821   7.990     6.990     90.00
Stated                                   17.12      658        206,695.2358   7.981     6.691     89.70
--------------------------------------------------------------------------------------------------------
Total:                                  100.00%     622       $160,714.3942   7.793%    6.514%    92.30%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================

BANC OF AMERICA SECURITIES LLC           Apr 23, 2003 16:20          Page 2 of 2

Global Structured Finance                                          2,357 records
                                                            Balance: 369,982,841

                                 ABFC 2003-AHL1
                                     STRATS
================================================================================

   -------------------------------------------------------------------------
      ZIP (CA)       Percent of Balance     Total Principal Balance
   -------------------------------------------------------------------------
       93030                       0.43%              $1,582,269.57
       93033                       0.38                1,407,433.21
       92129                       0.37                1,356,318.07
       93906                       0.36                1,338,377.24
       20720                       0.35                1,298,240.40
       94587                       0.34                1,253,280.58
       95132                       0.34                1,248,661.11
       95687                       0.33                1,228,517.42
       92139                       0.29                1,080,616.01
       92114                       0.29                1,065,593.51
       Other                      96.52              356,903,031.11
   -------------------------------------------------------------------------
       Total:                    100.00%            $369,762,338.23
   -------------------------------------------------------------------------





--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================

BANC OF AMERICA SECURITIES LLC           Apr 25, 2003 09:57          Page 1 of 1

FICO SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                           Adjusted Balance[1]
FICO                      Total Balance       LTV        -----------------------    WA        WA        WA      % SFD/     % Owner
                        Amount       %[2]                 Amount          %[2]      LTV       DTI      FICO       PUD         Occ.
------------------------------------------------------------------------------------------------------------------------------------
FICO NA                        0    0.00%    > 65.0                        0.00%
0 - 499.99             94,351.89    0.03%    > 65.0          94,351.89     0.03%   70.00     47.35      491        100         100
500 - 549.99       34,384,153.59    9.30%    > 70.0      28,574,537.60     7.73%   81.22     41.09      528      91.92       98.58
550 - 574.99       30,313,628.02    8.20%    > 70.0      25,822,214.43     6.98%   83.65     41.17      562      88.51       98.93
575 - 599.99       31,865,615.40    8.62%    > 70.0      27,314,361.00     7.39%   83.78     41.52      589      91.96       96.82
600 - 619.99       45,968,269.21   12.43%    > 70.0      42,322,180.02    11.45%   85.32     41.01      610      93.18       94.28
620 - 649.99       91,732,242.51   24.81%    > 80.0      39,829,085.83    10.77%   91.70     42.17      634      86.94       97.14
650 - 679.99       67,870,134.47   18.36%    > 80.0      18,247,676.15     4.93%   87.60     43.09      664      81.94       94.62
680 - 699.99       29,905,841.14    8.09%    > 85.0       5,511,698.01     1.49%   90.91     44.58      687      79.56       94.05
700 - 749.99       30,313,529.53    8.20%    > 85.0       5,820,443.63     1.57%   91.85     40.99      719      84.15       94.61
750 - 799.99        7,014,616.66    1.90%    > 85.0         827,287.11     0.22%   92.15     43.34      765      62.66       89.42
800 +                 299,955.80    0.08%    > 85.0         299,955.80     0.08%   91.50     29.38      806      73.01         100
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             369,762,338.22  100.00%                  194663791.5    52.65%
------------------------------------------------------------------------------------------------------------------------------------
FICO: AVERAGE                631              MIN:                 491     MAX:      807
                       ---------                             ---------         ---------


DEBT TO INCOME (DTI) RATIO
------------------------------------------------------------------------------------------------------------------------------------
                                                           Adjusted Balance[1]
                          Total Balance       FICO       -----------------------    WA        WA        WA      % SFD/     % Owner
DTI                     Amount       %[2]                 Amount          %[2]      LTV       DTI      FICO       PUD         Occ.
------------------------------------------------------------------------------------------------------------------------------------
<= 20               5,493,525.86     1.49%    < 550          522104.56     0.14%   72.82     16.78      530      83.68        100
20.001 - 25.00      9,567,991.87     2.59%    < 550         1359054.98     0.37%   78.77     22.73      533        100        100
25.001 - 30.00     18,762,318.29     5.07%    < 575         5458863.91     1.48%   75.91        28      541      93.41      98.63
30.001 - 35.00     32,263,432.17     8.73%    < 575         7363255.44     1.99%   78.45     32.61      549      90.74        100
35.001 - 40.00     50,342,170.29    13.61%    < 600        15099704.52     4.08%   78.65      37.7      562      88.63      99.74
40.001 - 45.00    118,363,045.30    32.01%    < 625        38114847.39    10.31%   81.36     42.87      584      93.22      95.85
45.001 - 50.00    127,419,592.11    34.46%    < 650         86418332.5    23.37%   83.52     48.12      597      89.96      96.76
50.001 - 55.00      7,550,262.34     2.04%    < 675         6676309.47     1.81%   77.79     52.83      616       91.8        100
55+                            0     0.00%    < 700                  0     0.00%       0         0        0          0          0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             369,762,338.23   100.00%                 161012472.8    43.54%
------------------------------------------------------------------------------------------------------------------------------------
DTI: AVERAGE               41.66                MIN:                 0     MAX:       55
                    ------------                          ------------          --------


LOAN TO VALUE (LTV) RATIO
------------------------------------------------------------------------------------------------------------------------------------
                                                           Adjusted Balance[1]
                          Total Balance       DTI        -----------------------    WA        WA        WA      % SFD/     % Owner
LTV                     Amount       %[2]                 Amount          %[2]      LTV       DTI      FICO       PUD         Occ.
------------------------------------------------------------------------------------------------------------------------------------
< 60.00            12,075,289.52      3.27%    > 50         765,316.20     0.21%   55.32     52.99      581      84.37        100
60.01 - 70.00      21,319,394.91      5.77%    > 50         188,576.55     0.05%      70     52.86      612        100        100
70.01 - 80.00     195,347,325.14     52.83%    > 50       5,209,187.73     1.41%    77.7     52.86      642      89.49        100
80.01 - 85.00      51,918,476.00     14.04%    > 50         733,729.39     0.20%    84.9     53.42      575        100        100
85.01 - 90.00      54,771,194.21     14.81%    > 50         233,488.84     0.06%      90     51.67      608        100        100
90.01 - 95.00      14,035,631.21      3.80%    > 50         254,876.52     0.07%      95     52.25      633        100        100
95.01 - 100.00     20,295,027.24      5.49%    > 50         165,087.10     0.04%     100     52.29      618        100        100
100+                                  0.00%    > 50                        0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             369,762,338.23    100.00%              7,550,262.33      2.04%
------------------------------------------------------------------------------------------------------------------------------------
LTV: AVERAGE               81.21               MIN:              10.18     MAX:      100
                    ------------                          ------------           -------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2]  Percent of the Aggregate Principal Balance - calculated automatically.

PRINCIPAL BALANCE

--------------------------------------------------------------------------------------------------------------------
Scheduled Principal            Total Balance        WA      WA         WA      % SFD/   % Owner   % Cashout % Full
Balance                      Amount        %[2]    FICO     LTV        DTI      PUD        Occ       Refi     Doc
--------------------------------------------------------------------------------------------------------------------
0 - $50K                  1,848,408.21     0.50%    605    66.36      34.72     81.36     82.15     77.13     84.3
$50.1 - $200K           206,905,571.78    55.96%    626    81.47      40.72     87.33      95.4     53.02    68.96
$200.1 - $250K           51,534,697.38    13.94%    635    80.93      42.89     83.93     96.95     57.11    56.35
$250.1 - $300K           43,641,122.79    11.80%    636    82.26      42.75     88.32     94.36     52.51    57.52
$300.1 - $400K           43,496,487.67    11.76%    646    80.68      42.75     88.71     96.92     51.51    48.23
$400.1 - $500K           20,099,478.93     5.44%    635    79.64      43.88     91.26       100     54.82    55.08
$500.1 - $600K            2,236,571.47     0.60%    600       80      44.73       100       100         0      100
                                       -----------------------------------------------------------------------------
TOTAL                   369,762,338.23   100.00%    631    81.21      41.66      87.4     95.89     53.25    62.92
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE: AVERAGE    $156,878.38     MIN:  $28,721.51       MAX:    $598,603.98
                              -----------           ----------               -----------

DOCUMENTATION TYPE

----------------------------------------------------------------------------------------------------------------------------------
Doc Type                        Total Balance               WA         WA             WA           % SFD/   % Owner    % Cashout
                            Amount             %[2]        FICO        LTV           DTI            PUD       Occ         Refi
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation       232,663,493.07       62.92%        616       82.57          41.63          88.36      96.3      57.18
Stated                   133,749,513.49       36.17%        658       78.85          41.85          85.74     95.35      46.58
Limited                    2,281,015.11        0.62%        617       81.14          33.71            100       100      59.52
Alt2                       1,068,316.56        0.29%        622       81.44          43.28          58.67     64.61      18.84
                                           ---------------------------------------------------------------------------------------
TOTAL                    369,762,338.23      100.00%        631       81.21          41.66           87.4     95.89      53.25
----------------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------------------------
Property Type                               Total Balance          WA        WA        WA     % Owner     % Cashout    % Full
                                        Amount           %[2]     FICO       LTV       DTI      Occ          Refi        Doc
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence/Detached       271,281,546.53     73%      628       81.27    41.47     96.84        57.16      64.82
PUD/Detached                            26,458,741.86      7%      630       81.82    42.08     98.72        40.93      54.60
PUD/Attached                            21,659,118.71      6%      633       80.81    43.77     99.44        37.58      59.45
Condo                                   21,637,034.27      6%      649       80.92    41.33     95.26        34.70      53.69
Multi Unit                              19,820,572.98      5%      654       80.21    42.15     77.64        53.88      63.87
Single Family Residence/Attached         3,763,111.66      1%      642       83.23    38.97    100.00        59.26      64.16
Townhouse                                1,999,424.69      1%      640       80.16    42.50    100.00        41.73      56.27
Manufactured Home                        1,545,132.74      0%      619       78.11    41.99    100.00        61.87      74.27
Condo/Highrise                           1,313,609.77      0%      641       82.87    43.22     45.42        36.48      33.35
Modular Home                               284,045.01      0%      611       81.58    39.77    100.00        65.05      34.95
                                                       -------------------------------------------------------------------------
TOTAL                                  369,762,338.22    100%      631       81.21    41.66     95.89        53.25      62.92
--------------------------------------------------------------------------------------------------------------------------------


LOAN PURPOSE

---------------------------------------------------------------------------------------------------------------
Loan Purpose                      Total Balance             WA.     WA.      WA         % SFD/        % Owner
                              Amount          %[2]         FICO     LTV      DTI          PUD           Occ
---------------------------------------------------------------------------------------------------------------
Refinance - Rate Term      49,965,134.50      13.51%        614    82.71    42.24        88.84         97.68
                                                       --------------------------------------------------------
Refinance - Cashout       196,894,239.76      53.25%        619    80.44    40.70        89.52         94.92
                                                       --------------------------------------------------------
Purchase                  122,701,099.45      33.18%        657    81.84    42.97        83.39         96.70
                                                       --------------------------------------------------------
Const-Perm                    201,864.52       0.05%        639    80.00    43.11       100.00        100.00
                                                       --------------------------------------------------------
TOTAL                     369,762,338.23     100.00%        631    81.21    41.66        87.40         95.89
---------------------------------------------------------------------------------------------------------------


FIXED VS. FLOATING COLLATERAL

-----------------------------------------------------------------------------------------------------------------------------------
Lien Status          Total Balance           WA           WA          WA       % SFD/     % Owner    % Cashout   Index      Margin
                  Amount         %[2]       FICO          LTV         DTI        PUD         Occ       Refi
-----------------------------------------------------------------------------------------------------------------------------------
Fixed         134,225,535.21    36.30%       637         81.47       40.78      88.16       96.25      66.98      fix          0
2/28           42,579,968.47    11.52%       616         81.55       41.67      88.80       96.78      50.29      6ml        6.253
3/27          192,956,834.55    52.18%       631         80.96       42.28      86.56       95.44      44.35      6ml        6.327
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL         369,762,338.23   100.00%       631         81.21       41.66      87.40       95.89      53.25
-----------------------------------------------------------------------------------------------------------------------------------

LIEN STATUS

----------------------------------------------------------------------------------------------------------------------------
Lien Status                     Total Balance            WA      WA          WA         % SFD/     % Owner    % Cashout
                           Amount           %[2]        FICO     LTV         DTI          PUD        Occ         Refi
----------------------------------------------------------------------------------------------------------------------------
First Lien             369,762,338.23     100.00%        631    81.21       41.66        87.40      95.89       53.25
Second Lien                                 0.00%
Third Lien                                  0.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL                    369762338.23     100.00%        631    81.21       41.66        87.40      95.89       53.25
----------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------
Occupancy Type               Total Balance             WA.       WA          WA         % SFD/   % Owner   % Cashout
                           Amount        %[2]         FICO       LTV         DTI          PUD      Occ        Refi
------------------------------------------------------------------------------------------------------------------------
Primary Residence       354548523.5     95.89%        631        81.43       41.77        88.6      100       52.71
Second Home              1264065.13      0.34%        631        83.36       44.56       43.28        0       32.77
Investment              13949749.65      3.77%        646        75.51       38.67       60.88        0       68.77
                    ----------------------------------------------------------------------------------------------------
TOTAL                  369762338.23    100.00%        631        81.21       41.66        87.4    95.89       53.25
------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Charges           Total Balance            # of        WA        WA        WA        % SFD/      % Owner   % Cashout
Term at Origination       Amount         %[2]         Loans      FICO       LTV       DTI         PUD         Occ        Refi
--------------------------------------------------------------------------------------------------------------------------------
0                        9,475,277.13     2.56%          71       625      77.21     39.29      92.49         95.8      66.64
12                      12,934,061.71     3.50%          56       644      80.42     43.17      78.48        98.68      68.44
18                         131,704.79     0.04%           1       671         80     36.42        100          100        100
24                       8,909,312.35     2.41%          51       646      80.88     40.83      87.04        97.67      40.74
30                       1,630,791.58     0.44%           9       645       82.2     45.64        100          100       28.5

36                     229,124,427.72    61.97%        1379       630      81.02     42.3       86.47         95.7      46.11
42                         487,978.08     0.13%           4       650      84.14     32.98        100          100       62.7
48                       1,032,545.91     0.28%           7       553      83.28     41.44        100          100       29.9
60                     106,036,238.96    28.68%         779       632      82.07     40.38      89.68        95.69      67.17
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                  369,762,338.23   100.00%        2357       631      81.21     41.66       87.4        95.89      53.25
--------------------------------------------------------------------------------------------------------------------------------


SECTION 32 LOANS

----------------------------------------------------------------------------------------------------------------------------------
                            Total Balance       WA FICO      WA LTV     WA DTI     % SFD/ PUD     % Owner Occ    % Cashout Refi
                          Amount    %[2]
----------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans            0        0%
----------------------------------------------------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------------------------------------------------


GA % AND TOP 5 STATES           TOP 5 ORIGINATORS                       SERVICERS

---------------------------        ---------------------------------      ----------------------------------
State            %[2]                 Originator            %[2]              Servicer            %[2]
---------------------------        ---------------------------------      ----------------------------------
GEORGIA          0.03%
---------------------------        ---------------------------------      ----------------------------------
California      40.31%
---------------------------        ---------------------------------      ----------------------------------
Florida          7.45%
---------------------------        ---------------------------------      ----------------------------------
Ohio             4.14%
---------------------------        ---------------------------------      ----------------------------------
Illinois         3.94%
---------------------------        ---------------------------------      ----------------------------------
Indiana          3.81%
---------------------------        ---------------------------------      ----------------------------------

STRESS ANALYSIS

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

             --------------------------------------------------------------------------------------
                              BREAKEVEN CDR                         CUMULATIVE LOSSES
---------------------------------------------------------------------------------------------------
                     25 CPR       40 CPR      60 CPR        25 CPR       40 CPR       60 CPR
---------------------------------------------------------------------------------------------------
AA
---------------------------------------------------------------------------------------------------
A
---------------------------------------------------------------------------------------------------
BBB
---------------------------------------------------------------------------------------------------
BBB-
---------------------------------------------------------------------------------------------------


Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                   --------------------------------------------------------------------------------------
                       Multiple of Default Ramp                   Cumulative Losses
---------------------------------------------------------------------------------------------------------
                     25 CPR     40 CPR     60 CPR         25 CPR       40 CPR         60 CPR
---------------------------------------------------------------------------------------------------------
AA
---------------------------------------------------------------------------------------------------------
A
---------------------------------------------------------------------------------------------------------
BBB
---------------------------------------------------------------------------------------------------------
BBB-
---------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE

TRANSACTION                             [Banc of America Securities Logo]
-----------

ISSUER             Asset Backed Funding Corporation
SERIES             Asset Backed Certificates, Series 2003-AHL1

COLLATERAL         Approximately $370MM of Closed End Home Equity Mortgage Loans
ORIGINATOR         Accredited Home Lenders, Inc.

SERVICER           Litton Loan Servicing LP
RATING             "SQ1", "Strong", "RPS1/RSS1" (M/S/F)

RATING AGENCIES    Moody's, S&P and Fitch

STRUCTURE
---------

CREDIT SUPPORT
               1- Excess Interest
               2- Overcollateralization
               3- Subordination

               ----------------------------------------------------------------------------------------------------------------
                                                                                    369,762     INITIAL     INITIAL    STEPDOWN
                      CLASS         MOODY'S       S&P        FITCH     CPN TYPE     AMOUNT       SIZE        C/E         C/E
               ----------------------------------------------------------------------------------------------------------------
                     SENIORS          Aaa         AAA         AAA       Various     301,356      81.50%     18.50%      37.00%
                        M1            Aa2         AA          AA         Float       24,034       6.50%     12.00%      24.00%
                        M2            A2           A          A+         Float       19,413       5.25%      6.75%      13.50%
                        M3           Baa1        BBB+         A-         Float       10,168       2.75%      4.00%       8.00%
                        M4           Baa2         BBB        BBB+        Float        3,698       1.00%      3.00%       6.00%
                        M5           Baa3        BBB-        BBB-        Float        6,286       1.70%      1.30%       2.60%
                        CE            UR          UR          UR         Resid        4,807       1.30%      0.00%       0.00%
               ----------------------------------------------------------------------------------------------------------------


                    After the Stepdown Date the subordinates may receive principal payments Overcollateralization is fully funded at approximately 130bps and is floored at 50bps

TRIGGER EVENT       A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either:

                    (i) the 60+ day delinquency percentage (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [44]% of the senior enhancement percentage for the Offered Certificates or

                    (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                    DISTRIBUTION DATES              CUMULATIVE REALIZED LOSS PERCENTAGE
                    May 2006 - April 2007           [2.50%]
                    May 2007 - April 2008           [3.75%]
                    May 2008 - April 2009           [5.00%]
                    May 2009 and thereafter         [5.75%]


LOSS COVERAGE
-------------

                                                                                    STATIC LIBOR            FWD LIBOR
               --------------------------------------------------------------------------------------------------------------------
                      CLASS      MOODY'S       S&P       FITCH    CPN TYPE    CDR BREAK     CUM LOSS    CDR BREAK   CUM LOSS
               --------------------------------------------------------------------------------------------------------------------
                        M1         Aa2         AA         AA        Float        21.4%        18.48%       19.4%      17.29%
                        M2         A2           A         A+        Float        14.1%        13.80%       12.0%      12.21%
                        M3        Baa1        BBB+        A-        Float        10.8%        11.22%        8.8%       9.55%
                        M4        Baa2         BBB       BBB+       Float         9.7%        10.28%        7.8%       8.56%
               --------------------------------------------------------------------------------------------------------------------

               40% loss severity
               12 month delay
               Trigger failing
               Run to maturity
               Defaults are in addition to prepayments
               Run at 100ppc for fixed rate loans, 100ppc for ARM loans "Break" is first dollar of principal loss

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE

EXCESS SPREAD                              [Banc of America Securities Logo]
-------------

                                                STATIC              FORWARD              FORWARD             FORWARD
----------------------------------------------------------------------------------------------------------------------------
      Period              Paydate             XS Spread            XS Spread            1m LIBOR             6m LIBOR
           1            4/25/2003                521                  521                 1.27                 1.23
           2            5/25/2003                455                  460                 1.25                 1.22
           3            6/25/2003                459                  466                 1.23                 1.21
           4            7/25/2003                455                  463                 1.21                 1.20
           5            8/25/2003                455                  463                 1.21                 1.23
           6            9/25/2003                460                  468                 1.21                 1.27
           7           10/25/2003                455                  463                 1.21                 1.31
           8           11/25/2003                460                  464                 1.26                 1.40
           9           12/25/2003                455                  456                 1.32                 1.49
          10            1/25/2004                455                  452                 1.37                 1.58
          11            2/25/2004                465                  457                 1.44                 1.69
          12            3/25/2004                454                  441                 1.51                 1.80
          13            4/25/2004                459                  441                 1.58                 1.92
          14            5/25/2004                453                  425                 1.71                 2.04
          15            6/25/2004                458                  421                 1.84                 2.16
          16            7/25/2004                452                  404                 1.98                 2.29
          17            8/25/2004                452                  394                 2.10                 2.41
          18            9/25/2004                456                  392                 2.22                 2.53
          19           10/25/2004                450                  375                 2.35                 2.65
          20           11/25/2004                454                  373                 2.46                 2.76
          21           12/25/2004                448                  355                 2.58                 2.87
          22            1/25/2005                447                  362                 2.70                 2.98
          23            2/25/2005                462                  380                 2.81                 3.08
          24            3/25/2005                444                  344                 2.91                 3.18
          25            4/25/2005                449                  344                 3.02                 3.28
          26            5/25/2005                442                  326                 3.12                 3.36
          27            6/25/2005                446                  328                 3.21                 3.45
          28            7/25/2005                439                  316                 3.31                 3.53
          29            8/25/2005                438                  309                 3.39                 3.61
          30            9/25/2005                442                  312                 3.48                 3.69
          31           10/25/2005                435                  293                 3.56                 3.76
          32           11/25/2005                439                  298                 3.63                 3.83
          33           12/25/2005                432                  280                 3.70                 3.89
          34            1/25/2006                432                  350                 3.77                 3.95
          35            2/25/2006                448                  379                 3.84                 4.02
          36            3/25/2006                429                  336                 3.90                 4.08
          37            4/25/2006                433                  341                 3.96                 4.14
          38            5/25/2006                429                  326                 4.02                 4.20
          39            6/25/2006                437                  339                 4.08                 4.25
          40            7/25/2006                432                  396                 4.14                 4.31
          41            8/25/2006                432                  394                 4.20                 4.36
          42            9/25/2006                437                  403                 4.25                 4.42
          43           10/25/2006                431                  386                 4.31                 4.47
          44           11/25/2006                436                  395                 4.35                 4.51
          45           12/25/2006                430                  378                 4.40                 4.56
          46            1/25/2007                429                  391                 4.45                 4.60
          47            2/25/2007                445                  425                 4.50                 4.64
          48            3/25/2007                428                  384                 4.54                 4.69
          49            4/25/2007                433                  392                 4.59                 4.73
          50            5/25/2007                427                  376                 4.63                 4.77
          51            6/25/2007                432                  386                 4.67                 4.81
          52            7/25/2007                426                  383                 4.71                 4.85
          53            8/25/2007                425                  380                 4.75                 4.89
          54            9/25/2007                430                  389                 4.79                 4.92
          55           10/25/2007                424                  373                 4.82                 4.96
          56           11/25/2007                429                  383                 4.86                 4.99
          57           12/25/2007                423                  367                 4.89                 5.02
          58            1/25/2008                422                  375                 4.92                 5.05
          59            2/25/2008                432                  398                 4.95                 5.08
          60            3/25/2008                421                  370                 4.98                 5.10
          61            4/25/2008                426                  380                 5.01                 5.13
          62            5/25/2008                420                  365                 5.04                 5.16
          63            6/25/2008                425                  377                 5.07                 5.19
          64            7/25/2008                420                  370                 5.10                 5.21
          65            8/25/2008                419                  369                 5.12                 5.24
          66            9/25/2008                424                  380                 5.15                 5.26
          67           10/25/2008                419                  366                 5.17                 5.29
          68           11/25/2008                424                  377                 5.19                 5.31
          69           12/25/2008                419                  364                 5.22                 5.33
          70            1/25/2009                418                  369                 5.24                 5.35
          71            2/25/2009                433                  406                 5.26                 5.37
          72            3/25/2009                418                  367                 5.28                 5.39
          73            4/25/2009                423                  379                 5.30                 5.41
          74            5/25/2009                418                  366                 5.32                 5.43
          75            6/25/2009                422                  377                 5.34                 5.45
----------------------------------------------------------------------------------------------------------------------------

Run at 100ppc for fixed rate loans, 100ppc for ARM loans